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                                                                    EXHIBIT 10-A






                             RETAIL MEMBER AGREEMENT


                                      WITH


                               TRUSERV CORPORATION

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                RETAIL MEMBER AGREEMENT WITH TRUSERV CORPORATION
                       AN INDEPENDENT RETAILER COOPERATIVE

THIS AGREEMENT between
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d/b/a
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[ ] True Value   [ ] Home & Garden Showplace    [ ] Induserve    [ ] Non-Branded

[ ] Grand Rental Station          [ ] Party Central         [ ] Taylor Rental

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                                 (Full Address)

the retail member hereinafter referred to as the "Member," and TRUSERV CORPORATION, a Delaware Corporation, hereinafter referred to as the "Company."

The Company is an organization operated on a cooperative basis by and for independent retailers who operate hardware stores, home or garden centers, rental stores or similar retail operations.

WHEREBY it is agreed as follows:

THE COMPANY AGREES:

To sell merchandise of the type typically sold in retail hardware stores or home and garden centers or rented at full service rental centers, to provide for shipment or delivery of such merchandise to the Member's address indicated on this Agreement, to permit use of the service mark associated with the program checked above ("Designated Mark") and other permitted Company owned servicemarks, trademarks, collective membership marks, tradenames or brandnames ("Marks") under the conditions of this Agreement for so long as the Company has a current registration, and to offer services to the Member.

To invoice at the Company's current prices in respect of the category of merchandise and services involved, and to apply all payments by Member toward final settlement of the Member's financial obligations. The excess, if any, of the payments made, less any additional expenses due to non-conformance with established payment policies or prescribed procedures, shall be paid or credited to the Member.

To pay annually to the Member a Patronage Dividend on the basis of the volume of and margins applicable to merchandise and services purchased by the Member from the Company during each such year. Patronage Dividends shall be determined as of the end of each fiscal year of the Company and shall be payable out of the excess, if any, of gross margins from business done with or for Members, after deducting therefrom the following:

         (a) Expenses directly or indirectly related to such business;

         (b) Such reasonable reserves for necessary corporate purposes as may from time to time be provided by the Board of Directors for depreciation and obsolescence, state and federal taxes, bad debts, casualty losses, insurance and other corporate and operating charges and expenses, all established and computed in accordance with generally accepted accounting principles; and

         (c) Such reasonable reserves for working capital necessary for the operation of the Company and for deficits arising from such operation, including deficits from business other than business done with or for Members.


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That within a reasonable time following but in no event later than the fifteenth day of the ninth month after the close of each fiscal year, the Patronage Dividends shall be computed in respect of such year and a proper allocation and payment thereof made to the Member based on the volume and applicable margins of merchandise and services purchased by the Member. Patronage Dividends are paid in accordance with the Company's By-Laws (principally Article IX thereof) which provide, in substance, as follows:

Re: Form of Patronage Distribution Generally
"The Board of Directors may, in its discretion, determine to pay Patronage Dividends either all in a form that will be treated as a deductible qualified written notice of allocation within the meaning of section 1388(c) of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "IRC"), all in a form that will be treated as a nonqualified written notice of allocation within the meaning of section 1388(d) of the IRC, or part in qualified form and part in nonqualified form. At least twenty percent (20%) of any qualified payment of Patronage Dividends shall be paid in cash. Subject to this limitation with respect to qualified distributions, the Board of Directors may decide that the balance of any Patronage Dividend be paid, in whole or in part, in cash, property, Class B Common Stock, promissory notes or other evidences of indebtedness, or in any other form of written notice of allocation (within the meaning of section 1388(b) of the IRC)." [IX section 2(a), in part.]

Re: Class B Common Stock
"With respect to the Patronage Dividend payable for each fiscal year, the Company may pay each Member a portion of such Patronage Dividend, not to exceed two percent (2%) of Member's net purchases (computed to the nearest multiple of $100) from the Company during such fiscal year, in shares of Class B Common Stock of the Company at the par value thereof; provided, however, that at least twenty percent (20%) of such Member's Patronage Dividend shall be paid in money or by qualified check." [IX section 3(a).]

Re: Promissory (Subordinated) Notes
"Subject only to the payment of at least twenty percent (20%) of each Member's annual Patronage Dividend in cash and distribution of Class B Common Stock as provided in section 3 of this Article IX, the Company may pay each Member all or any portion of the annual Patronage Dividend in Promissory Notes which shall bear interest at the rate from time to time fixed by the Board of Directors and shall mature at the time fixed by the Board of Directors not later than five (5) years from the date of issuance, and may be subordinated to any liabilities or obligations of the Company, existing, contingent or created after date of issuance." [IX section 4, in part.]

To hold Markets and other meetings from time to time for the purpose of keeping Members better informed on trends in the industry, presenting merchandise or services available and enabling Members to exchange ideas with fellow Members.

THE MEMBER AGREES:

Upon execution of this Agreement, to purchase sixty (60) qualifying shares of the Company's Class A Common Stock at a purchase price of $100 per share for each store owned by Member, to a maximum of three hundred (300) shares for five
(5) or more stores, as defined in the Subscription to Shares agreement, attached hereto and made a part of this Agreement.

To establish, operate and maintain a retail hardware store, home or garden center ("Retail Store") retailing merchandise and services to consumers if the Designated Mark is True Value or Home & Garden Showplace, or a full service rental store ("Rental Center") renting appropriate merchandise if the Designated Mark is Taylor Rental or Grand Rental, or to carry on related retail activities if using any other Designated Mark indicated above, and to sell or rent merchandise carrying the Company's exclusive brands only at the retail location indicated on this Agreement.

To utilize the Company as its primary supplier for the types of merchandise offered by the Company under each Agreement for which a Member signs.

To buy from the Company in accordance with the Company procedures and practices set forth in the Policies and Procedures Manual, which include entering warehouse orders using electronic order entry equipment functionally


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compatible with the Company's equipment, and entering all other orders using electronic equipment whenever possible.

To comply with the Company's By-Laws as may be amended from time to time. To notify the Company, in writing, immediately upon any change in business name, form, ownership or control.

To pay on the date due all invoices on accounts receivable statements and any other financial obligations to the Company and subsidiaries, and to pay a one and one-half percent (1-1/2%) per month service charge, but not to exceed the maximum amount permitted by law, on past due balance of accounts. Upon either termination of this Agreement or Member's failure to pay on the date due all invoices on accounts receivable statements and any other financial obligations to the Company, to pay immediately all amounts due, including future dated invoices, from the Member to the Company and its subsidiaries.

That all information and material furnished the Member, including without limitation, bulletins, price lists, brands, services, illustrated catalogs, merchandising and pricing options, computer hardware and software, electronic data and the Policies and Procedures Manual is confidential property of the Company, developed and promoted for the benefit of Members, and the Member agrees not to divulge or display any of the information contained in this material to anyone who is not a Member, or not affiliated with the Company, and not to use such information in a way which is detrimental to the Company or its Members. The Member agrees to use such information and material only in connection with the Member's purchases from the Company and for the purpose of promoting the Member's retail business with the Member's retail customers. The Member acknowledges and confirms that any dissemination or other disclosure of such information and material for any other purpose, or to anyone not affiliated with the Company, shall cause immediate and irreparable harm to fellow Members and the Company. All such information and material shall be immediately returned to the Company upon termination of this Agreement.

To review the By-Laws and prospectus of the Company, receipt of which is hereby acknowledged, and which provide, in Article IX section 2(b) of the By-Laws, that Membership in the Company constitutes consent to take written notices of allocation into account at their stated dollar amount as provided in section 1385(a) of the IRC, unless such written notices clearly indicate on their face that they are nonqualified, in the taxable year in which received. By entering into this Agreement and becoming a member of this Company after receiving a copy of the By-Laws and notification of the By-Law consent provision, Member agrees and consents to be bound by Article IX, section 2(b) of the By-Laws. Such "membership consent" (within the meaning of section 1388(c)(2)(B) of the IRC) may be revoked by Member only by terminating its Membership in the Company in the manner provided in this Agreement.

That the Board of Directors has the authority to set the composition of the Patronage Dividend each year, provided that at least twenty percent (20%) of each Member's share is paid in money or by qualified check.

That the Member may receive different services or charges based on the amount of merchandise purchased by Member.

To the right and necessity of the Company to control the use of its Designated Mark and other Marks and to maintain the reputation for quality products, services and goodwill associated with such Marks. That the display and use of the Designated Mark or any other Company owned Marks are permitted only on the following conditions:

         (a) The Designated Mark and any other Marks permitted by the Company, are the only servicemarks which Member is entitled to use, and the Company may, at its sole discretion, sell specified exclusive brand merchandise only to Members who are permitted to use a particular Designated Mark;

         (b) The Designated Mark or any other Company owned Marks cannot be used with the trademark or servicemark of any hardware store, home or garden center, building center, rental center or merchandising organization other than the Company's, and may only be used at the retail location indicated on this Agreement;

         (c) The Member's store and premises will be maintained in a clean and orderly condition;

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         (d) If a Retail Store, the Member will offer sufficient breadth and depth of merchandise in the core retail departments to serve the needs of retail consumers. For a hardware store, these departments include: Builders Hardware and Supplies, Cleaning Supplies, Electrical Supplies, Lawn and Garden, Paint and related Sundries, Plumbing, Tools and Home Decor;

         (e) If a Retail Store, the Member will maintain a retail inventory of representative quantities of the Company's exclusive brand merchandise (including, for example, paint and outdoor power equipment for hardware stores), as offered, advertised and promoted by the Company;

         (f) If a Rental Center, the Member will offer sufficient breadth and depth of rental merchandise to serve the needs of rental consumers;

         (g) The Member's business operations will be conducted in such a fashion as to enhance the reputation of fellow Members and the Company; and

         (h) That Member shall not be entitled to use the Designated Mark or any other Company owned Mark as part of its corporate or partnership name, with the exception of any Member who was a Member and used it as such prior to January, 1997.

That during the term of this Agreement, Member shall not obtain any proprietary rights in the Designated Mark or any other Company Marks by use thereof. Member expressly acknowledges and agrees that the license granted under this Agreement to use the Designated Mark or any other Company owned Mark is non-exclusive and non-transferable, and that the Company has and retains the right to grant other licenses without any limitations as to territory, product, terms or otherwise. Within thirty days of termination of this Agreement, Member shall cease the use of all Company owned Marks, including the Designated Mark, and remove, at Member's expense, all store identification signs and decals which contain any Marks owned by the Company, shall cease any display or advertising, directly or indirectly, as a store using the Designated Mark, and shall delete the Designated Mark and any other Company owned Marks from its business name including, if applicable, Member's corporate name. That if Member fails to comply with this paragraph within the time stated, Member authorizes and fully empowers the Company, or its agent, at Member's expense, to enter upon its store property and buildings, and remove all exterior and interior signs, decals and other identification items specified in this paragraph, and also to withhold any monies due Member until the terms of this paragraph are complied with.

That the Company has not made any representation or prediction as to the profitability of Member's store.

THE COMPANY AND MEMBER AGREE:

That Member, as an independent retailer, is free to decide how to operate its business, determine what merchandise it will stock, sell or rent and how its store shall be identified.

That the amount of any distributions with respect to Member's patronage made in written notices of allocation (as defined in section 1388 of the IRC) and which are received by Member from the Company, will be taken into account by Member at their stated dollar amounts in the manner provided in section 1385(a) of the IRC in the taxable year in which such written notices of allocation are received by Member; provided, however, that this Agreement shall not extend to written notices of allocation received by Member as part of a Patronage Dividend which clearly indicate on their face that they are nonqualified. The Member understands and agrees that the Promissory Notes and the shares of Class B Common Stock distributed by the Company in payment, or part payment, of the Patronage Dividends are "written notices of allocation" within the meaning of the statute and must be taken into account by Member. The stated dollar amount of the Promissory Notes is the principal amount thereof and the stated dollar amount of the shares of Class B Common Stock is the par value thereof. The first sentence of this paragraph is intended to constitute "consent in writing" within the meaning of section 1388(c)(2)(A) of the IRC and may be revoked as provided in section 1388(c)(3)(B) of the IRC, provided, however, that, so long as Member remains a member of the Company, revocation by Member of its "consent in writing" shall not revoke Member's "membership consent."

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That the Promissory Notes and Class A and Class B Common Stock need not be physically distributed to the Member but may be held in safekeeping for the Member (either in separate securities or as part of a bulk security) and that notices of the Member's allocation of Promissory Notes and Class B Common Stock to be deposited in safekeeping are "written notices of allocation" and shall be taken into account as provided for in this Agreement.

That this Agreement is not assignable or transferable by the Member without the written consent of the Company, but Company shall have the right to assign this Agreement. Change in control or management of a corporate, partnership or limited liability company Member must be approved in writing by the Company.

That this Agreement shall continue in force from year to year unless it is terminated as follows:

The Company shall have the right to immediately terminate this Agreement by written notice to the Member, (i) in the event and at the time or after the Member becomes insolvent, commits any act of bankruptcy, files a voluntary petition in bankruptcy, is adjudicated a bankrupt, or (ii) breaches any term, condition or obligation under this Agreement or any other agreement with the Company or one of its subsidiaries, which breach is not cured within thirty (30) days (ten (10) days in case of nonpayment of accounts receivable statements or any other financial obligations to the Company, or within the applicable cure period in an agreement with the Company subsidiary) after the Member's receipt of written notice of such breach from the Company.

This Agreement may be terminated unilaterally by the Member upon sixty (60) days written notice mailed to any executive officer of the Company at the Company's principal office.

This Agreement may be terminated unilaterally by the Company upon sixty (60) days written notice mailed to the Member at the address shown on the books of the Corporation; provided, however, that such termination by the Company shall occur after the affirmative vote of two-thirds or more of the directors then in office that such termination is in the best interests of the Company. Without limiting the generality of the foregoing, the following events shall be deemed to create situations in which it is prima facie in the best interests of the Company to terminate an agreement with a Member: death or incapacity of a Member, low or no participation, change in the nature, composition, management, or control of a Member's business organization, or Member engages in a course of conduct or undertakes actions which are reasonably determined by the Board of Directors to be materially adverse to the interests of the Company, or any other reason set forth in the By-Laws of the Company.

That this Agreement shall be automatically modified upon notice from the Company to the Member of any relevant change in the Certificate of Incorporation and/or By-Laws of the Company, or by resolution of the Board of Directors.

That this Agreement, and any other agreement which Member signs with the Company, is the entire and complete Agreement between the Member and the Company and that there are no prior agreements, representations, promises, or commitments, oral or written, which are not specifically contained in this Agreement or any other agreement which Member signs with the Company. That the current form of the Company Member Agreement shall govern all past and present relations, actions or claims arising between the Company and the Member.

That should any provision of this Agreement be declared invalid under or in conflict with any existing or future law or regulation such provision shall be modified to conform with that law and such modification shall not affect any other provision of this Agreement which shall continue in full force and effect.

That failure on the part of the Company at any time or times to enforce any breach by Member of the Membership Agreement, Certificate of Incorporation, By-Laws, or Policies of the Company, or of any written agreements with Member shall not constitute or be held to be a waiver of any succeeding breach thereof.

That the Company shall have a lien on and a right of setoff against any stock or notes, including those issued as Patronage Dividends, and against any cash portion of such Patronage Dividend which is in excess of twenty percent (20%) of the overall Patronage Dividend payable in any year for such indebtedness of the Member to the Company or its subsidiaries as may, for whatever cause, exist. In the event that the Company initiates proceedings to recover amounts due it by Member or for any breach of this Agreement or to seek equitable or injunctive relief against the Member, the Company shall be entitled to the recovery of all associated costs, interest and reasonable attorney's

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fees. This Agreement shall be enforced against either Member or Company, only in courts located in Cook County or any Illinois county contiguous to Cook County, Illinois, and only be interpreted in accordance with the substantive laws of Illinois without giving effect to its conflict of laws principles.

Prospective Member's signature on this Agreement constitutes an offer only and this Agreement shall have no force or effect until duly accepted and signed by the Company at its principal office and National Headquarters which is located at 8600 West Bryn Mawr Avenue, Chicago, Illinois 60631-3505.


WITNESS the Member's hand and seal this _____ day of ________, 20__.

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                                  Member Entity

d/b/a
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check:  sole proprietor   partnership   corporation    limited liability company

Retail Location Address
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City                           State                           Zip
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By:
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Title:
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WITNESS
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Address
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City                           State                           Zip
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ACCEPTED this _____ day of ______________, 20____, at Chicago, Illinois,

By TRUSERV CORPORATION, by its duly authorized agent.


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                                                                      President
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